EXHIBIT 5.1


                  [Letterhead of Thacher Proffitt & Wood LLP]






                                               October 28, 2004




To Each of the Parties Listed
on Schedule A Attached Hereto

                  Opinion:  Indenture
                  The National Collegiate Student Loan Trust 2004-2
                  -------------------------------------------------


Ladies and Gentlemen:

         We have acted as counsel to The National Collegiate Student Loan Trust 2004-2, a Delaware statutory trust (the "Trust"), The National Collegiate Funding LLC (the "Depositor"), The First Marblehead Corporation ("FMC") and First Marblehead Data Services, Inc. ("FMDS") as to certain matters in connection with (i) the Student Loan Purchase Agreements listed on Schedule B (each, a "Student Loan Purchase Agreement"), each among a bank listed on Schedule C (each, a "Bank") as originator pursuant to the student loan programs listed on Schedule D and seller of student loans (each, a "Student Loan") and FMC, and the Pool Supplements thereto listed on Schedule E (each, a "Pool Supplement"), each among a Bank, FMC, the Trust and the Depositor, (ii) the Deposit and Sale Agreement, dated as of October 28, 2004 (the "Deposit and Sale Agreement"), between the Depositor and the Trust, (iii) the Indenture, dated as of October 1, 2004 (the "Indenture"), between the Trust and U.S. Bank National Association (the "Indenture Trustee"), and the Student Loan Asset Backed Notes Series 2004-2 (the "Notes") issued pursuant thereto, (iv) each of the Guaranty Agreements listed on Schedule F (each, a "Guaranty Agreement"), each between The Education Resources Institute, Inc. ("TERI") and a Bank, (v) each of the Deposit and Security Agreements, Control Agreements and Security Agreements listed on Schedule G (each, a "Deposit Agreement"), (vi) the Deposit and Security Agreement, dated as of October 28, 2004 (the "Security Agreement"), among TERI, the Trust and FMDS, (vii) the Custodial Agreement, dated as of October 28, 2004 (the "Custodial Agreement"), among the Trust, the Indenture Trustee and the Pennsylvania Higher Education Assistance Agency ("PHEAA"), (viii) the Alternative Servicing Agreement, dated October 16, 2001, as amended (the "Servicing Agreement"), between PHEAA and FMC, (ix) the Servicer Consent Letter, dated as of October 28, 2004 (the "Servicer Consent Letter"), among PHEAA, FMC and the Trust, (x) the Interim Trust Agreement, dated as of October 4, 2004, between Wachovia Trust Company, National Association (the "Owner Trustee") and the Depositor, as amended and restated by the Trust Agreement, dated as of October 28, 2004 (as amended and restated, the "Trust Agreement"), among the Owner Trustee, the Depositor and TERI, and the owner trust certificates issued pursuant thereto (the "Owner Trust Certificates"),

Opinion:  Indenture
The National Collegiate Student Loan Trust 2004-2                      Page 2.
October 28, 2004

(xi) the Administration Agreement, dated as of October 28, 2004 (the "Administration Agreement"), among the Trust, the Owner Trustee, the Indenture Trustee, FMDS and the Depositor, (xii) the Underwriting Agreement, dated as of October 22, 2004 (the "Underwriting Agreement"), between the Depositor and Deutsche Bank Securities Inc., Goldman, Sachs & Co. and UBS Securities LLC (collectively, the "Underwriters"), (xiii) the Acknowledgment of Guaranty Agreements, dated as of October 28, 2004 (the "Acknowledgment"), by TERI, (xiv) the Structuring Advisory Agreement, dated as of October 28, 2004 (the "Structuring Agreement"), between the Trust and FMC, (xv) each Loan Origination Agreement listed on Schedule H (each, an "Origination Agreement"), (xvi) the Back-up Administration Agreement, dated as of October 28, 2004 (the "Back-up Administration Agreement"), among the Trust, the Depositor, FMDS, the Owner Trustee and U.S. Bank National Association, (xvii) the Base Prospectus, dated October 6, 2004 (the "Base Prospectus"), the related Preliminary Prospectus Supplement, dated October 6, 2004 (the "Preliminary Prospectus Supplement") and the related Prospectus Supplement, dated October 26, 2004 (together with the Preliminary Prospectus Supplement, the "Prospectus Supplement"; together with the Base Prospectus, the "Prospectus"), (xviii) Registration Statement No. 333-118894 filed with the U.S. Securities and Exchange Commission (the "Registration Statement"), (xix) the Grantor Trust Agreement, dated as of October 28, 2004 (the "Grantor Trust Agreement"), between the Depositor and U.S. Bank National Association (the "Grantor Trustee") creating NCF Grantor Trust 2004-2 (the "Grantor Trust"), and the grantor trust certificates (the "Grantor Trust Certificates") issued pursuant thereto and (xx) the Certificate Purchase Agreement, dated as of October 28, 2004 (the "Certificate Purchase Agreement"), between the Depositor and Newport Funding Corp. ("Newport Funding"). Each Student Loan Purchase Agreement, each Pool Supplement, the Deposit and Sale Agreement, the Indenture, each Guaranty Agreement, each Deposit Agreement, the Security Agreement, the Custodial Agreement, the Servicing Agreement, the Servicer Consent Letter, the Trust Agreement, the Administration Agreement, the Underwriting Agreement, the Acknowledgment, the Structuring Agreement, each Origination Agreement, the Back-up Administration Agreement, the Grantor Trust Agreement and the Certificate Purchase Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings assigned to them in Appendix A to the Indenture. This opinion is being delivered pursuant to Section 6 of the Underwriting Agreement.

         In rendering this opinion letter, as to relevant factual matters we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, with your permission we have assumed, and are relying thereon without independent investigation, (i) the authenticity of all documents submitted to us as originals or as copies thereof, and the conformity to the originals of all documents submitted to us as copies, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary authorization, execution, delivery and enforceability of all documents, and the necessary entity power with respect thereto, and (iv) that there is not any other agreement that modifies or supplements the agreements expressed in any document to

Opinion:  Indenture
The National Collegiate Student Loan Trust 2004-2                      Page 3.
October 28, 2004



which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such document as so modified or supplemented. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have made no inquiry, have conducted no investigation and assume no responsibility with respect to (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants as to factual matters contained in any document or (b) the conformity of the underlying assets and related documents to the requirements of any agreement to which this opinion letter relates.

         In rendering this opinion letter, any opinion expressed herein with respect to the enforceability of any right or obligation is subject to (i) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law, (ii) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties, (iii) the effect of certain laws, regulations and judicial and other decisions upon (a) the availability and enforceability of certain remedies, including the remedies of specific performance and self-help, and provisions purporting to waive the obligation of good faith, materiality, fair dealing, diligence, reasonableness or objection to judicial jurisdiction, venue or forum and (b) the enforceability of any provision the violation of which would not have any material adverse effect on the performance by any party of its obligations under any agreement and (iv) public policy considerations underlying United States federal securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement which purports or is construed to provide indemnification with respect to securities law violations. However, the non-enforceability of any provisions referred to in foregoing clause (iii) will not, taken as a whole, materially interfere with the practical realization of the benefits of the rights and remedies included in any such agreement which is the subject of any opinion expressed below, except for the consequences of any judicial, administrative, procedural or other delay which may be imposed by, relate to or arise from applicable laws, equitable principles and interpretations thereof.

         This opinion letter is based upon our review of the documents referred to herein. We have conducted no independent investigation with respect to the facts contained in such documents and relied upon in rendering this opinion letter. We also note that we do not represent any of the parties to the transactions to which this opinion letter relates or any of their affiliates in connection with matters other than certain transactions. However, the attorneys in this firm who are directly involved in the representation of parties to the transactions to which this opinion letter relates, after such consultation with such other attorneys in this firm as they deemed appropriate, have no actual present knowledge of the inaccuracy of any fact relied upon in rendering this opinion letter. In addition, if we indicate herein that any opinion is based on our knowledge, our opinion is based solely on the actual present knowledge of such attorneys after such consultation with such other attorneys in this firm as they deemed appropriate, and, with respect to the opinions in paragraphs 6(ii) and (iii) and 7 below, the Certificate of the Depositor,

Opinion:  Indenture
The National Collegiate Student Loan Trust 2004-2                      Page 4.
October 28, 2004

the Certificate of FMC, the Certificate of the Trust and the Certificate of FMDS, copies of which are annexed as Exhibit A and the accuracy of which with your permission we are relying on without independent investigation in rendering this opinion letter.

         In rendering this opinion letter, we do not express any opinion concerning any law other than the laws of the State of New York, the Limited Liability Company Act of the State of Delaware, Chapter 38 of Title 12 of the State of Delaware Code relating to the "Treatment of Delaware Statutory Trusts" (the "Delaware Statutory Trust Law") and the federal laws of the United States, including without limitation the Securities Act of 1933, as amended (the "1933 Act"). We do not express any opinion herein with respect to any matter not specifically addressed in the opinions expressed below, including without limitation (i) any statute, regulation or provision of law of any county, municipality or other political subdivision or any agency or instrumentality thereof or (ii) the securities or tax laws of any jurisdiction.

         Based upon and subject to the foregoing, it is our opinion that:

1. The Trust has been legally formed under the laws of the State of Delaware and, based upon a certificate of good standing issued by that State, is validly existing as a statutory trust in good standing under the laws of that State, and has the requisite entity power and authority to execute and deliver each Agreement to which it is a party and to perform its obligations thereunder.

2. The Depositor has been legally formed under the laws of the State of Delaware and, based upon a certificate of good standing issued by that State, is validly existing as a limited liability company in good standing under the laws of that State, and has the requisite entity power and authority to execute and deliver each Agreement to which it is a party and to perform its obligations thereunder.

3. Each of the Agreements to which the Trust, FMC or the Depositor is a party has been duly authorized, executed and delivered by such party. The issuance, offer, sale and delivery of the Notes have been duly authorized by the Trust.

4. Each of the Agreements to which the Trust, the Depositor, FMC or FMDS is a party (to the extent that the laws of the State of New York are designated therein as the governing law thereof), assuming the necessary authorization, execution and delivery thereof by the parties thereto (other than any party as to which we opine to that effect herein) and the enforceability thereof against the other parties thereto, is a valid and legally binding agreement under the laws of the State of New York, enforceable thereunder in accordance with its terms against the Trust, the Depositor, FMC or FMDS, as the case may be.

5. The Notes, assuming the necessary authorization, execution, authentication and delivery thereof and payment therefor in accordance with the applicable Agreements, are valid and legally binding obligations under the laws of the State

Opinion:  Indenture
The National Collegiate Student Loan Trust 2004-2                      Page 5.
October 28, 2004

                  of New York, enforceable thereunder in accordance with their terms against the Trust, and are entitled to the benefits of the Indenture.

6. With respect to each of the Trust, the Depositor, FMC and FMDS, the performance of its obligations under each of the Agreements to which it is a party and the consummation of the transactions contemplated thereby will not result in (i) any breach or violation of its certificate of trust or trust agreement, certificate of formation or limited liability company agreement or certificate of incorporation or bylaws, as the case may be, (ii) to our knowledge, any breach, violation or acceleration of or default under any indenture or other material agreement or instrument to which it is a party or by which it is bound or (iii) to our knowledge, any order of any United States federal or State of New York court, agency or other governmental body.

7. With respect to each of the Trust, the Depositor and FMC, to our knowledge, there is no legal action, suit, proceeding or investigation before any court, agency or other governmental body pending or threatened (by written communication to it of a present intention to initiate such action, suit or proceeding) against it, which, either in one instance or in the aggregate, draws into question the validity of, seeks to prevent the consummation of any of the transactions contemplated by or would impair materially its ability to perform its obligations under any of the Agreements to which it is a party.

8. With respect to each of the Trust, the Depositor and FMC, the performance of its obligations under each of the Agreements to which it is a party and the consummation of the transactions contemplated thereby do not require any consent, approval, authorization or order of, filing with or notice to any United States federal or State of New York court, agency or other governmental body under any United States federal or State of New York statute or regulation applicable to the Agreements, except such as may be required under the securities laws of any State of the United States or such as have been obtained, effected or given.

9. With respect to each of the Trust, the Depositor, FMC and FMDS, the performance of its obligations under each of the Agreements to which it is a party and the consummation of the transactions contemplated thereby will not result in any breach or violation of any United States federal or State of New York statute or regulation applicable to the Agreements.

10. The statements made in the Base Prospectus under the heading "Description of the Notes" and in the Prospectus Supplement under the heading "Description of the Securities", insofar as such statements purport to summarize certain provisions thereof, provide a fair summary of such provisions. The statements made in the Base Prospectus and Prospectus Supplement under the heading "ERISA Considerations", to the extent that those statements constitute matters of

Opinion:  Indenture
The National Collegiate Student Loan Trust 2004-2                      Page 6.
October 28, 2004

                  United States federal law or State of New York law or legal conclusions with respect thereto, while not purporting to discuss all possible consequences of investment in the securities to which they relate, are correct in all material respects with respect to those consequences or matters that are discussed therein.

11. The Registration Statement has become effective under the 1933 Act. In that regard, this is to inform you that, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, and no proceedings for that purpose have been instituted or threatened under Section 8(d) of the 1933 Act.

12. The Registration Statement as of its effective date, the date of the Prospectus Supplement and the date hereof, and the Base Prospectus as of the date of the Prospectus Supplement and the date hereof, other than any financial and statistical information contained or incorporated by reference therein as to which we express no opinion herein, complied as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations thereunder.

13. To our knowledge, there are no material contracts, indentures or other documents of a character required to be described or referred to in either the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, and those described or referred to therein or filed or incorporated by reference as exhibits thereto.

14. The Indenture has been qualified under the Trust Indenture Act of 1939, as amended. Neither the Trust nor the Indenture Trust Estate created by the Indenture is an "investment company" or "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

15. Each Owner Trust Certificate, assuming the necessary authorization, execution, authentication and delivery thereof and payment therefore in accordance with the applicable Agreements, has been duly executed by the Trust and is validly issued and entitled to the benefits of the Trust Agreement.

16. Under ss. 3805(b) of the Delaware Statutory Trust Law, no creditor of any holder of an Owner Trust Certificate shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust except in accordance with the terms of the Trust Agreement.

17. Under the Delaware Statutory Trust Law, the Trust is a separate legal entity and, assuming that the Student Loan Purchase Agreements, the related Pool Supplements and the Deposit and Sale Agreement convey good title to the Student Loans to the Trust as a true sale and not as a financing security arrangement, the Trust rather than a holder of an Owner Trust Certificate will

Opinion:  Indenture
The National Collegiate Student Loan Trust 2004-2                      Page 7.
October 28, 2004

                  hold whatever title to the Student Loans is conveyed to it pursuant to the Student Loan Purchase Agreements, the related Pool Supplements and the Deposit and Sale Agreement, except to the extent that the Trust has taken action to dispose of or otherwise transfer or encumber any part of the Student Loans.

         This opinion letter is rendered for the sole benefit of each addressee hereof with respect to the matters specifically addressed herein, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be made available, and this opinion letter may not be quoted or referred to in any other document made available, to any other person or entity except (i) to any applicable rating agency, institution providing credit enhancement or liquidity support or governmental authority, (ii) to any accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this opinion letter may be made available as provided herein and (iii) as otherwise required by law; provided that none of the foregoing is entitled to rely hereon unless an addressee hereof. We assume no obligation to revise, supplement or withdraw this opinion letter, or otherwise inform any addressee hereof or other person or entity, with respect to any change occurring subsequent to the delivery hereof in any applicable fact or law or any judicial or administrative interpretation thereof, even though such change may affect a legal analysis or conclusion contained herein. In addition, no attorney-client relationship exists or has existed by reason of this opinion letter between our firm and any addressee hereof or other person or entity except for any addressee that is identified in the first paragraph hereof as a person or entity for which we have acted as counsel in rendering this opinion letter. In permitting reliance hereon by any person or entity other than such an addressee for which we have acted as counsel, we are not acting as counsel for such other person or entity and have not assumed and are not assuming any responsibility to advise such other person or entity with respect to the adequacy of this opinion letter for its purposes.


                                             Very truly yours,




                                             /s/ Thacher Proffitt & Wood LLP

                                   SCHEDULE A

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Fitch, Inc.
One State Street Plaza
New York, New York 10004

Moody's Investors Service, Inc.
99 Church Street
New York, New York 10007

Standard & Poor's
55 Water Street, 40th Floor
New York, New York 10004

U.S. Bank National Association
Corporate Trust Services-SFS
One Federal Street, 3rd Floor
Boston, Massachusetts 02110

Wachovia Trust Company, National Association
One Rodney Square, 1st Floor
920 King Street
Wilmington, Delaware 19801

                                   SCHEDULE B
                            NOTE PURCHASE AGREEMENTS

         Each of the Note Purchase Agreements, as amended or supplemented, was entered into by and between The First Marblehead Corporation and:

o Bank of America, N.A., dated April 30, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated May 1, 2002, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated as of December 29, 2003 for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).
o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.

o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.
o Charter One Bank, N.A., dated March 25, 2004, for loans that were originated under Charter One's Start Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program.
o Citizens Bank of Rhode Island, dated October 1, 2002, for loans that were originated under Citizens Bank of Rhode Island's Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o GMAC Bank, dated May 30, 2003, for loans that were originated under GMAC Bank's GMAC Alternative Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o PNC Bank, N.A., dated April 22, 2004, for loans that were originated under PNC Bank's Alternative Conforming Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.

                                   SCHEDULE C
                                LOAN ORIGINATORS

o        Bank of America, N.A.
o        Bank One, N.A.
o        Charter One Bank, N.A.
o        Chase Manhattan Bank USA, N.A.
o        Citizens Bank of Rhode Island
o        GMAC Bank
o        The Huntington National Bank
o        Manufacturers and Traders Trust Company
o        PNC Bank
o        SunTrust Bank

                                   SCHEDULE D
                              STUDENT LOAN PROGRAMS

Bank of America, N.A.

o        BAGEL Loan Program
o        CEDU Loan Program
o        Direct to Consumer (DTC) Loan Program
o        ISLP Loan Program

Bank One, N.A.

o        CORPORATE ADVANTAGE Loan Program
o        EDUCATION ONE Loan Program
o        M&T REFERRAL Loan Program

Charter One Bank, N.A.

o        AAA Southern New England Bank
o        AES EducationGAIN Loan Program
o        Academic Management Services (AMS) TuitionPay Diploma Loan Program
o        Brazos Alternative Loan Program
o        CFS Direct to Consumer Loan Program
o        Citibank Flexible Education Loan Program
o        College Loan Corporation Loan Program
o        Comerica Alternative Loan Program
o        Custom Educredit Loan Program
o        Education Assistance Services (EAS) Alternative Loan Program
o        ESF Alternative Loan Program
o        Extra Credit II Loan Program (North Texas Higher Education)
o        M&I Alternative Loan Program
o        National Education Loan Program
o        Navy Federal Alternative Loan Program
o        NextStudent Alternative Loan Program
o        PNC Bank Resource Loan Program
o        SAF Alternative Loan Program
o        Southwest Loan Program
o        Start Education Loan Program
o        WAMU Alternative Student Loan Program

Chase Manhattan Bank USA, N.A.

o        Chase Extra Loan Program

Citizens Bank of Rhode Island

o        DTC Loan Program
o        Navy Federal Referral Loan Program
o        Xanthus Loan Program
o Pennsylvania State University Undergraduate and Continuing Education Loan Programs


GMAC Bank

o        GMAC Alternative Loan Program

The Huntington National Bank

o        Huntington Bank Education Loan Program

Manufacturers and Traders Trust Company

o        M&T Alternative Loan Program

PNC Bank

o        PNC Bank Alternative Loan Program

SunTrust Bank

o        SunTrust Alternative Loan Program

                                   SCHEDULE E
                                POOL SUPPLEMENTS

         Each of the following Pool Supplements was entered into by and among The First Marblehead Corporation, The National Collegiate Funding LLC and:

o Bank of America, N.A., dated October 28, 2004, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program, Direct to Consumer Loan Program and ISLP Loan Program.
o Bank One, N.A., dated October 28, 2004, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program, EDUCATION ONE Loan Program and M&T REFERRAL Loan Program.
o Charter One Bank, N.A., dated October 28, 2004, for loans that were originated under the following Charter One programs: AAA Southern New England Bank, AES EducationGAIN Loan Program, (AMS) TuitionPay Diploma Loan Program, Brazos Alternative Loan Program, CFS Direct to Consumer Loan Program, Citibank Flexible Education Loan Program, College Loan Corporation Loan Program, Comerica Alternative Loan Program, Custom Educredit Loan Program, Education Assistance Services Loan Program, ESF Alternative Loan Program, Extra Credit II Loan Program (North Texas Higher Education), M&I Alternative Loan Program, National Education Loan Program, Navy Federal Alternative Loan Program, NextStudent Alternative Loan Program, PNC Bank Resource Loan Program, SAF Alternative Loan Program, Start Education Loan Program, Southwest Loan Program and WAMU Alternative Student Loan Program.
o Chase Manhattan Bank USA, N.A., dated October 28, 2004, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated October 28, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Loan Program, Navy Federal Referral Loan Program, Xanthus Loan Program and Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o GMAC Bank, dated October 28, 2004, for loans that were originated under GMAC Bank's GMAC Alternative Loan Program.
o The Huntington National Bank, dated October 28, 2004, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated October 28, 2004, for loans that were originated under Manufacturers and Traders Trust Company's M&T Alternative Loan Program.
o PNC Bank, dated October 28, 2004, for loans that were originated under PNC Bank's PNC Bank Alternative Loan Program.
o SunTrust Bank, dated October 28, 2004, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.

                                   SCHEDULE F
                               GUARANTY AGREEMENTS


         Each of the following Guaranty Agreements, as amended or supplemented, was entered into by and between The Education Resources Institute, Inc. and:

o Bank of America, N.A., dated April 30, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated May 13, 2002, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated as of December 29, 2003 for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).
o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.

o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.
o Charter One Bank, N.A., dated March 25, 2004, for loans that were originated under Charter One's Start Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program.
o Citizens Bank of Rhode Island, dated October 1, 2002, for loans that were originated under Citizens Bank of Rhode Island's Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o GMAC Bank, dated May 30, 2003, for loans that were originated under GMAC Bank's GMAC Alternative Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o PNC Bank, N.A., dated April 22, 2004, for loans that were originated under PNC Bank's Alternative Conforming Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.
o

                                   SCHEDULE G
                               DEPOSIT AGREEMENTS

         Each of the following Deposit and Security Agreements, as amended or supplemented, was entered into by and among The Education Resources Institute, Inc., The First Marblehead Corporation, U.S. Bank National Association (successor in interest to State Street Bank and Trust Company) and:

o Bank of America, N.A., dated April 30, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated April 30, 2001, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).
o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.

o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Citizens Bank of Rhode Island, dated October 1, 2002, for loans that were originated under Citizens Bank of Rhode Island's Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o GMAC Bank, dated May 30, 2003, for loans that were originated under GMAC Bank's GMAC Alternative Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.

         Each of the following Control Agreements, as amended or supplemented, was entered into by and among The First Marblehead Corporation, U.S. Bank National Association and:

o Charter One Bank, N.A., dated December 29, 2003, for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated March 1, 2004, for loans that were originated under Charter One's Start Education Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o PNC Bank, dated April 22, 2004, for loans that were originated under PNC Bank's PNC Bank Alternative Loan Program.

         Each of the following Security Agreements, as amended or supplemented, was entered into by and between The Education Resources Institute, Inc. and:

o Charter One Bank, N.A., dated December 29, 2003, for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.

o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated March 1, 2004, for loans that were originated under Charter One's Start Education Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o PNC Bank, dated April 22, 2004, for loans that were originated under PNC Bank's PNC Bank Alternative Loan Program.

                                   SCHEDULE H
                           LOAN ORIGINATION AGREEMENTS

         Each of the following Loan Origination Agreements, as amended or supplemented, was entered into by and between The Education Resources Institute, Inc. and:

o Bank of America, N.A., dated May 1, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated May 13, 2002, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated as of December 29, 2003 for loans that were originated under Charter One's AAA Southern New England Bank Loan Program
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).
o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.

o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.
o Charter One Bank, N.A., dated March 25, 2004, for loans that were originated under Charter One's Start Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program.
o GMAC Bank, dated May 30, 2003, for loans that were originated under GMAC Bank's GMAC Alternative Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o PNC Bank, dated April 22, 2004, for loans that were originated under PNC Bank's PNC Bank Alternative Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.

The following Loan Origination Agreement, as amended or supplemented, was entered into by and between the Pennsylvania Higher Education Assistance Agency and:

o Bank of America, N.A., dated May 8, 2000, for loans that were originated under Bank of America's CEDU prepGATE Loan Program.

                                                                   EXHIBIT A
                                   CERTIFICATE
                                       OF
                       THE National Collegiate Funding LLC


         This Certificate is being delivered to Thacher Proffitt & Wood LLP ("TPW") for reliance hereon by TPW in rendering its opinion letter to which this Certificate is annexed (the "Opinion Letter"). The undersigned understands, acknowledges and agrees that the facts set forth in the Opinion Letter have been relied upon by TPW in rendering the Opinion Letter and by each addressee thereof and other parties to the transactions to which the Opinion Letter relates in the consummation of those transactions. Capitalized terms not defined herein have the meanings assigned to them in the Opinion Letter and the Agreements. The undersigned hereby represents, warrants, covenants and certifies, after reasonable investigation and review and consultation as appropriate with its attorneys and independent accountants, as follows:

         1. With respect to the Depositor, the performance of its obligations under each of the Agreements to which it is a party and the consummation of the transactions contemplated thereby will not result in (i) any breach, violation or acceleration of or default under any indenture or other material agreement or instrument to which it is a party or by which it is bound or (iii) any breach or violation of any order of any United States federal or State of New York court, agency or other governmental body applicable to it.

         2. With respect to the Depositor, there is no legal action, suit, proceeding or investigation before any court, agency or other governmental body pending or threatened (by written communication to it of a present intention to initiate such action, suit or proceeding) against it which, either in one instance or in the aggregate, draws into question the validity of, seeks to prevent the consummation of any of the transactions contemplated by or would impair materially its ability to perform its obligations under any of the Agreements to which it is a party.

         The undersigned has executed this Certificate as of the date of the Opinion Letter.

                                  THE NATIONAL COLLEGIATE FUNDING LLC

                                  By: GATE Holdings, Inc., Member

                                           By: /s/ Stephen Anbinder
                                              -----------------------------
                                              Name: Stephen Anbinder
                                              Title: President

                                   CERTIFICATE
                                       OF
                        The First Marblehead Corporation


         This Certificate is being delivered to Thacher Proffitt & Wood LLP ("TPW") for reliance hereon by TPW in rendering its opinion letter to which this Certificate is annexed (the "Opinion Letter"). The undersigned understands, acknowledges and agrees that the facts set forth in the Opinion Letter have been relied upon by TPW in rendering the Opinion Letter and by each addressee thereof and other parties to the transactions to which the Opinion Letter relates in the consummation of those transactions. Capitalized terms not defined herein have the meanings assigned to them in the Opinion Letter and the Agreements. The undersigned hereby represents, warrants, covenants and certifies, after reasonable investigation and review and consultation as appropriate with its attorneys and independent accountants, as follows:

         1. With respect to FMC, the performance of its obligations under each of the Agreements to which it is a party and the consummation of the transactions contemplated thereby will not result in (i) any breach, violation or acceleration of or default under any indenture or other material agreement or instrument to which it is a party or by which it is bound or (iii) any breach or violation of any order of any United States federal or State of New York court, agency or other governmental body applicable to it.

         2. With respect to FMC, there is no legal action, suit, proceeding or investigation before any court, agency or other governmental body pending or threatened (by written communication to it of a present intention to initiate such action, suit or proceeding) against it which, either in one instance or in the aggregate, draws into question the validity of, seeks to prevent the consummation of any of the transactions contemplated by or would impair materially its ability to perform its obligations under any of the Agreements to which it is a party.

         The undersigned has executed this Certificate as of the date of the Opinion Letter.

                                  THE FIRST MARBLEHEAD CORPORATION


                                  By:  /s/ Lee Wilson
                                      ---------------------------
                                  Name: Lee Wilson
                                  Title: Senior Vice President

                                   CERTIFICATE
                                       OF
                      First Marblehead DATA Services, INC.


         This Certificate is being delivered to Thacher Proffitt & Wood LLP ("TPW") for reliance hereon by TPW in rendering its opinion letter to which this Certificate is annexed (the "Opinion Letter"). The undersigned understands, acknowledges and agrees that the facts set forth in the Opinion Letter have been relied upon by TPW in rendering the Opinion Letter and by each addressee thereof and other parties to the transactions to which the Opinion Letter relates in the consummation of those transactions. Capitalized terms not defined herein have the meanings assigned to them in the Opinion Letter and the Agreements. The undersigned hereby represents, warrants, covenants and certifies, after reasonable investigation and review and consultation as appropriate with its attorneys and independent accountants, as follows:

         With respect to FMDS, the performance of its obligations under each of the Agreements to which it is a party and the consummation of the transactions contemplated thereby will not result in (i) any breach, violation or acceleration of or default under any indenture or other material agreement or instrument to which it is a party or by which it is bound or (iii) any breach or violation of any order of any United States federal or State of New York court, agency or other governmental body applicable to it.

         The undersigned has executed this Certificate as of the date of the Opinion Letter.

                                            FIRST MARBLEHEAD DATA SERVICES, INC.


                                            By: /s/ Stephen Anbinder
                                               -----------------------------
                                            Name:  Stephen Anbinder
                                            Title: President

                                   CERTIFICATE
                                       OF
                THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2


         This Certificate is being delivered to Thacher Proffitt & Wood LLP ("TPW") for reliance hereon by TPW in rendering its opinion letter to which this Certificate is annexed (the "Opinion Letter"). The undersigned understands, acknowledges and agrees that the facts set forth in the Opinion Letter have been relied upon by TPW in rendering the Opinion Letter and by each addressee thereof and other parties to the transactions to which the Opinion Letter relates in the consummation of those transactions. Capitalized terms not defined herein have the meanings assigned to them in the Opinion Letter and the Agreements. The undersigned hereby represents, warrants, covenants and certifies, after reasonable investigation and review and consultation as appropriate with its attorneys and independent accountants, as follows:

         1. With respect to the Trust, the performance of its obligations under each of the Agreements to which it is a party and the consummation of the transactions contemplated thereby will not result in (i) any breach, violation or acceleration of or default under any indenture or other material agreement or instrument to which it is a party or by which it is bound or (iii) any breach or violation of any order of any United States federal or State of New York court, agency or other governmental body applicable to it.

         2. With respect to the Trust, there is no legal action, suit, proceeding or investigation before any court, agency or other governmental body pending or threatened (by written communication to it of a present intention to initiate such action, suit or proceeding) against it which, either in one instance or in the aggregate, draws into question the validity of, seeks to prevent the consummation of any of the transactions contemplated by or would impair materially its ability to perform its obligations under any of the Agreements to which it is a party.

         The undersigned has executed this Certificate as of the date of the Opinion Letter.

                                  THE NATIONAL COLLEGIATE STUDENT
                                  LOAN TRUST 2004-2

                                   by:  GATE Holdings, Inc., Owner

                                            By: /s/ Stephen Anbinder
                                                ------------------------
                                            Name:   Stephen Anbinder
                                            Title:  President